UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2005


                        CENTURY PARK PICTURES CORPORATION
             (Exact name of registrant as specified in its charter)


      Minnesota                     0-14273                      41-1458152
(State of Incorporation)          (Commission                 (I.R.S. Employer
                                  File Number)               Identification No.)


                 4701 IDS Center, Minneapolis, Minnesota, 55402
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (612) 333-5100


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
   Exchange Act (17 CFR 240.14e-4(c))
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SECTION 8 - OTHER EVENTS.

ITEM 8.01 OTHER EVENTS.

On April 29, 2005 (the "Effective Date"), the Company's Board of Directors approved and authorized a stock combination or "reverse stock split" of its common stock, $.001 par value ("Common Stock"). The stock combination provided that each thirty (30) shares of the Company's Common Stock outstanding immediately before the Effective Date were, on the Effective Date, combined and converted into one share of the Company's Common Stock.

There is no change in the par value of the Common Stock or in the number of authorized shares.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CENTURY PARK PICTURES CORPORATION


Dated: June 15, 2005                     /s/ Thomas K. Scallen
       ------------                      ------------------------------------
                                         Thomas K. Scallen
                                         Chairman, Chief Executive Officer,
                                         Chief Financial Officer and Director